 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2012

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

United States	0-51176	61-1484858
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

216 West Main Street, Frankfort, Kentucky	40601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 223-1638

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

Pursuant to the requirements of Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, Kentucky First Federal Bancorp (the “Company”) hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on December 31, 2012 with the financial information required by Item 9.01.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) are incorporated herein by reference to Exhibit 99.1.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.2.

(d)	Exhibits.

Exhibit Number	Description

99.1	Financial statements of businesses acquired
99.2	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: March 21, 2013	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Executive Officer